December 2014 Newsletter

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December 2014

Chuck Royce issues $100,000 in challenge grants.

As we have written about many times in the past, we created the Donation Matching Program at the end of 2010.  In 2013, we significantly enhanced it by introducing a challenge from one of our investors, Charles Royce.  Mr. Royce offered a one-time fixed donation match of $5,000 per charity to a select group of charities.  Four charities - the Boston Harbor Island Alliance, the Earthwatch Institute, National Marine Life Center and Parmenter Community Health - succeeded in meeting the Royce Challenge and received the grants.  Over the summer and into the fall of this year, we continued to work with Mr. Royce to expand and simplify this Challenge.  As it stands today, any employee or Trustee of an approved charity can get a $1,000 grant for their employer just by investing in our Fund and picking their employer to receive their donations.  If that new investor can find a second employee to try our Fund, their non-profit employer will get a $3,000 grant and for three employees a $5,000 grant.  As of the writing of this letter, there is still a significant portion of the $100,000 in total grants still available on a first-come-first-serve basis.  So if you know an employee of a charity that may be interested, please direct them to our site.

The average Matching Premium for the first six months of FY2015 was $3.03, excluding the Royce Challenge.  This means that for every $1.00 of donations made by our investors, their charity will receive an average additional $3.03 in donation matching.  We hope and expect the Royce Challenge to increase the Matching Premium before the checks are cut in April of 2015.  Over time, the matching Premium will change both up and down as the ratio between Donation Matching Investors and normal investors changes with contributions and redemptions, and due to changes in one-time events like the Royce Challenge.  We don’t expect the Premium to stay at the current elevated level forever, but we continue to work hard to attract more Donation Matching Investors and matching challenges.  If you are the type of person that wants to incentivize other people to do the right thing, we urge you to become one of our Donation Matching Investors and help us promote philanthropy.

Performance data represents past performance, which is not indicative of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. As always, investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains these as well as other information about the Fund. A prospectus and current performance data may be obtained from www.DavlinFunds.org or by calling 1-877-Davlin-8. Read the prospectus carefully before investing. The Fund's total expense ratio, as provided in the Fund prospectus dated June 24, 2014, was 1.55%.

Investors should be aware that the Donation Matching Premium will change both up and down over time as the ratio between Donation Matching Investors and Designated Charity Investors changes with contributions and redemptions. In addition, the Davlin Foundation directors will decide which charities receive the matching funds, although those decisions are guided by the recommendations of investors who have chosen charities from the Foundation’s approved list. Investors can check the current Donation Matching Premium by visiting the fund’s web site at www.DavlinFunds.org.

Charity Update -

This year, thirty amazing charities received checks, including both charities that we have supported for years and new charities, like:  Alzheimer’s Association, Bay Cove Human Service, Big Brothers Big Sisters of Massachusetts Bay, Boston Harbor Island Alliance, Boston University, Doctor’s without Boarders USA, Earthwatch Institute, Massachusetts Audubon Society, National Marine Life Center, Nature Conservancy, Parmenter Community Health, the Salvation Army, SAY: the Stuttering Association for the Youth and Year Up – to mention only a few.  This year’s donations ranged from $100.00 to $11,200.00 in size, with an average donation of $2,116.67 up 52.61% from the previous year.  Delivering these checks allows us the opportunity to visit many of these great organizations and see firsthand the incredible work that they are doing.  Delivering checks is always one of the high points of our year.

We created the Donation Matching Program at the end of 2010, and over the last four years the matching program has successfully motived investors to Save More in order to Give More.  In 2013, we significantly enhanced the Donation Matching Program by introducing a challenge from one of our investors, Charles Royce.  Mr. Royce offered a one-time fixed donation match of $5,000 per charity to a select group of charities who met two simple criteria: at least three of their executives and/or trustees invested in our Fund, and the Davlin Fund was given the opportunity to make a presentation to the charity’s retirement plan board.  We are pleased to announce that four charities - the Boston Harbor Island Alliance, the Earthwatch Institute, National Marine life Center and Parmenter Community Health - all succeeded in meeting the Royce Challenge. Each will receive an additional $5,000 of donation matching.

Including the Royce Challenge, the average Matching Premium for the fiscal year ending March 31, 2104 was $6.35.  This means that for every $1.00 of donations made by our investors, their charity received an average additional $6.35 in donation matching.  Please keep in mind that this Matching Premium is an average that varies widely.  Over time, the matching Premium will change both up and down as the ratio between Donation Matching Investors and normal investors change with contributions and redemptions, and with changes in one-time events like the Royce Challenge.  We don’t expect the Premium to stay at the current elevated level forever, but we continue to work hard to attract more Donation Matching Investors and matching challenges.  So if you are the type of person that wants to incentivize other people to do the right thing, we urge you to become one of our Donation Matching Investors and help us promote philanthropy.

Investors should be aware that the Donation Matching Premium will change both up and down over time as the ratio between Donation Matching Investors and Designated Charity Investors changes with contributions and redemptions. In addition, the Davlin Foundation directors will decide which charities receive the matching funds, although those decisions are guided by the recommendations of investors who have chosen charities from the Foundation’s approved list. Investors can check the current Donation Matching Premium by visiting the fund’s web site at www.DavlinFunds.org.

Stock Market Update:

At our February 2014 Trustees meeting, we changed our benchmark index from the Russell 2000 with a secondary reference to the S&P 500, to the S&P 1500 All-Cap index with a reference to the Russell 2000.  Since then, we have received a few questions about this change, so I thought we should take some time to share our thoughts.

Back in 2007 when we were creating this Fund, one of the decisions we had to make was to choose our benchmark index.  At the time, our experience over the last 20 years had shown us that most of the mispriced “Value” stocks would be in the small-cap segment of the market.  So, even though our Fund would have no market-cap restriction, we expected a large majority of the investments to be in the less than $3.0 billion segment of the market.  We expected our large-cap investments to be the unique opportunities that arise when a great firm makes a one-time strategic, implementation, or media mistake (think of Toyota’s sudden acceleration problem).  With those expectations, we chose the Russell 2000 as our benchmark index and included the S&P 500 as a “reference” index that gave some guidance to our large-cap investments.

That seemed to be a logical plan when we launched our Fund in June of 2008, but by the winter of 2009 the world was changing with the worst stock market crash in over 70 years.  As the market fell, we invested a large portion of the portfolio in large-cap stocks, because they were selling at traditionally unimaginable values.  While this was great for our performance, it made our comparison to the Russell 2000 less relevant and at times very strange.  Over the last four years, as the stock market has regained values more consistent with history, we have sold some of those large-caps and replaced them mostly with small-caps (we have not found much value in the mid-cap segment of the market).  Even with these changes our portfolios average market-cap at the beginning of the year was around $25 billion as compared to the Russell 2000’s average market-cap of roughly $1.8 billion.  More importantly, the global instability in Europe, the Middle East, and Asia continues to provide “value” opportunities in the large-cap segment of the market.  As a result, last winter we undertook a full review of our benchmark indices and what we found was very interesting.

In our analysis, we looked at the make-up of 10 different indices including small-cap, mid-cap, large-cap and all-cap.  We looked at the portfolio in each of the indices, specifically looking at average market-cap, medium market-cap, the smallest company, the largest company, sector weighting and more.  We also wanted to see how each index performs relative to our Fund, so we calculated each index’s correlation over time.  The first surprise was with respect to our S&P 500 reference index.  The analysis showed our portfolio companies were significantly smaller in all measurements and the correlation over time was negative.  So our Fund did not look like the S&P 500 or act like it.  The other surprise was with the Russell 2000, where the analysis showed that our Fund had a much larger-cap weighting in all the measurements, but the three year correlation was over 95%.  So, while our Fund did not look like the Russell 2000 Index, it performed like it.  What also became clear is that relative to all the indices, our Fund both looked and acted most like the S&P 1500 All-Cap Index.

After some discussion, it was decided to make the S&P 1500 All-Cap Index our primary benchmark and the Russell 2000 our secondary index.  Having two reference points is unique, but we feel that it gives the investor a better perspective from which to judge our performance.  For example, if you compare these two indices, you will find that the S&P 1500 tends to be less volatile and you can see it on a day-to-day basis when the market has a big swing.  However over the long-term, the Russell 2000 has a better performance record.  As we have spoken about many times, our Fund is focused on providing superior long-term risk-adjusted return.  This means that we expect our volatility/risk to be more consistent or less than the S&P 1500 during large market swings, while our long-term performance we expect to be more consistent and better than the Russell 2000.  Knowing this should provide our investors more insight when they check our daily and long-term performance.

Since inception, the Davlin Philanthropic Fund has delivered an average annualized return of 11.09%, beating the 8.56% delivered by the S&P 1500 and the 8.20% delivered by the Russell 2000 over the same period.

Performance data represents past performance, which is not indicative of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. As always, investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains these as well as other information about the Fund. A prospectus and current performance data may be obtained from www.DavlinFunds.org or by calling 1-877-Davlin-8. Read the prospectus carefully before investing. The Fund's total expense ratio, as provided in the Fund prospectus dated June 24, 2014, was 1.55%.

Investors should be aware that the Donation Matching Premium will change both up and down over time as the ratio between Donation Matching Investors and Designated Charity Investors changes with contributions and redemptions. In addition, the Davlin Foundation directors will decide which charities receive the matching funds, although those decisions are guided by the recommendations of investors who have chosen charities from the Foundation’s approved list. Investors can check the current Donation Matching Premium by visiting the fund’s web site at www.DavlinFunds.org.

Interesting Perspectives:

Dan Pallotta: The way we think about charity is dead wrong
(www.ted.com/talks/dan_pallotta_the_way_we_think_about_charity_is_dead_wrong)

Philanthropy and the Renewal of Democracy
(http://cts.vresp.com/c/?DavlinPhilanthropicF/bc02933d86/TEST/fc831a91be

Philanthropy's Paradigm Shift - PhilanTopic | PND | Foundation Center
(http://cts.vresp.com/c/?DavlinPhilanthropicF/bc02933d86/TEST/e94318e52d
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